SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 2, 1998


                             AMERICAN STORES COMPANY

               (Exact Name of Registrant as Specified in Charter)


       Delaware                     1-5392                 87-0207226

(State of Incorporation)         (Commission              (IRS Employer
                                 File Number)            Identification No.)


     299 South Main Street
     Salt Lake City, Utah                                    84111

(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (801) 539-0112



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ITEM 5.     OTHER EVENTS.


      On August 3, 1998, American Stores Company (the "Company") and Albertson's, Inc. ("Albertson's") announced that they entered into a definitive merger agreement in which the two companies will be combined. Under the terms of the transaction, the Company's shareholders will receive 0.63 shares of Albertson's common stock for each share of the Company's common stock they own. The merger is subject to certain conditions, including, among others, approval by the shareholders of both companies, regulatory approval and other customary conditions. The merger is intended to qualify as a tax-free reorganization and to be accounted for as a pooling of interests.

      The foregoing description of the transaction is qualified in its entirety by reference to the Agreement and Plan of Merger, dated as of August 2, 1998 (the "Merger Agreement"), among Albertson's, Abacus Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Albertson's ("Merger Sub"), and the Company, pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation (the "Merger"). A copy of the Merger Agreement is filed as an exhibit hereto and is incorporated by reference herein.

      On August 2, 1998, the Company and Albertson's also entered into cross option agreements, pursuant to which (x) Albertson's has been granted an option to purchase up to 19.9 percent of the Company's common stock under certain conditions set forth therein (the "Company Stock Option Agreement") and (y) the Company has been granted an option to purchase up to 19.9 percent of Albertson's common stock under certain conditions set forth therein (the "Albertson's Stock Option Agreement" and, collectively with the Company Stock Option Agreement, the "Stock Option Agreements"). A copy of each of the Stock Option Agreements is filed as an exhibit hereto and is incorporated by reference herein.

      On August 3, 1998, the Company and Albertson's issued a joint press release announcing the proposed Merger and the signing of the Merger Agreement and the Stock Option Agreements. A copy of the joint press release is filed as an exhibit hereto and is incorporated by reference herein.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


      (c) Exhibits. The following exhibits are filed as part of this report:

                2.1 Agreement and Plan of Merger, dated as of August 2, 1998, by and between Albertson's, Merger Sub and the Company.

                4.1 Albertson's Stock Option Agreement, dated August 2, 1998, between Albertson's and the Company.

                4.2 Company Stock Option Agreement, dated August 2, 1998, between the Company and Albertson's.

               99.1 Joint press release, dated August 3, 1998, issued by the Company and Albertson's, and additional press materials.


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                                   SIGNATURE


            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 4, 1998

                                       AMERICAN STORES COMPANY


                                        By: /s/ Kathleen E. McDermott
                                             Name: Kathleen E. McDermott
                                             Title: Chief Legal Officer

                                  EXHIBIT INDEX

Exhibit
Number                        Description

   2.1 Agreement and Plan of Merger, dated as of August 2, 1998, by and between Albertson's, Merger Sub and the Company.

   4.1 Albertson's Stock Option Agreement, dated August 2, 1998, between Albertson's and the Company.

   4.2 Company Stock Option Agreement, dated August 2, 1998, between the Company and Albertson's.

  99.1 Joint press release, dated August 3, 1998, issued by the Company and Albertson's, and additional press materials.